SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  ---------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                  ---------------------------------------------

DATE OF REPORT:   November 3, 2003
DATE OF EARLIEST EVENT REPORTED:    August 29, 2003

                     ALPHASTAR INSURANCE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

      Bermuda                    000-23427                NOT APPLICABLE
   (State or other        (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                      Identification Number)
   incorporation or
     organization)

                    THE MECHANICS BUILDING, THIRD FLOOR
                              12 CHURCH STREET
                          HAMILTON, HM 11, BERMUDA
                  (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (441) 295-7556


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     On September 26, 2003, AlphaStar Insurance Group Limited filed a
Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 (the "'34 Act") on Form 15 ("Form 15") with the Securities and Exchange Commission, pursuant to which it requested a termination of the registration of its Ordinary Shares. Notwithstanding the filing of the Form 15, one effect of which is to curtail the Company's future obligations to make disclosures pursuant to the '34 Act, the Company has determined to file this report on Form 8-K in a good faith attempt to ensure compliance with any such disclosure obligations that may have predated the filing of the Form 15. The filing of this report on Form 8-K is not intended to have any effect inconsistent with the Company's prior filing of the Form 15.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On September 16, 2003, KPMG LLP ("KPMG"), the independent auditors for AlphaStar Insurance Group Limited (the "Company"), notified the Company that the auditor-client relationship between KPMG and the Company had ceased. KPMG's action was not recommended or approved by the Company's Board of Directors, Audit Committee, or any other Committee thereof.

     KPMG was retained as the Company's auditor at the Company's Annual General Meeting on May 23, 2002, to replace Arthur Andersen. KPMG had reviewed the Company's interim quarterly financial statements as contained in the Company's Quarterly Reports on Form 10-Q for the periods ending June 30, 2002 and September 30, 2002 prior to their respective filing dates, but had not issued an opinion on the Company's financial statements.

     Arthur Andersen's reports on the Company's financial statements for each of the past two fiscal years ended December 31, 2000 and 2001, respectively, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's fiscal years ending December 31, 2000 and 2001, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make a reference to the subject matter of the disagreement in connection with Arthur Andersen's report.

     From May 23, 2002 through the end of the Company's fiscal year ending December 31, 2002, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter of the disagreement in connection with KPMG's report.

     From May 23, 2002 through September 16, 2003, the date of KPMG's resignation:

     (a) KPMG did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist, although KPMG indicated that such a conclusion was possible for the open audit area discussed in item (c)(1), below;

     (b) KPMG did not advise the Company that information has come to KPMG's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

     (c) (1) During April 2003, and pending the finalization of the Company's 2002 Form 10-K filing, KPMG advised the Company of the need to expand the scope of its audit, due to the absence of transactional-level data deemed necessary by KPMG to conclude on the fair presentation as of year-end 2002 of the agents' balances receivable account (the "2002 Agents' Account") at a significant subsidiary of the Company. KPMG expanded the scope of its audit work accordingly and the Company thereafter undertook an extensive effort to supplement the information made available to KPMG regarding the 2002 Agents' Account ("Supplemental Work").

     On August 5, 2003, KPMG first informed the Company, in a presentation to the Audit Committee of the Company's Board of Directors, that information received as a result of the Supplemental Work caused KPMG to determine that further investigation was necessary and that such investigation may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report and may prevent it from rendering an unqualified audit report on those financial statements. Specifically, KPMG stated that the extent of the additional work necessary to enable KPMG to opine in respect of the 2002 Agents' Account had caused it to require a re-audit of the balances reflected in the accounting records of Realm for the Agents' Account for the fiscal year ended December 31, 2001 (the "2001 Agents' Account"), and possibly all December 31, 2001 balance sheet accounts for the Company and its subsidiaries, which accounts had been audited and certified by Arthur Andersen. KPMG thereafter requested that the Company undertake additional work in respect of the year-end 2001 Agents' Account; and

     (2) The Company had not completed such additional work as of the date of KPMG's resignation on September 16, 2003.

     KPMG has not informed the Company that information has come to its attention that if further investigated may cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements.

     The Audit Committee of the Company's Board of Directors, as well as the Board in its entirety, discussed the foregoing subject matter with KPMG. The Company has authorized KPMG to respond fully to the inquiries of any successor accountant concerning the foregoing subject matter;

     (d) (1) KPMG had advised the Company that, subject to the resolution of the matters discussed in (c)(1), above, the possible effect of such resolution on the ability of a significant subsidiary of the Company to recognize part or all of a deferred tax asset and the completion of audit procedures related to the adverse litigation decision received on July 8, 2003 (and disclosed in a press release dated July 8, 2003), no information has come to KPMG's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements; irrespective of reference to substantial doubt concerning the ability of the Company to continue as a going concern, which KPMG indicated prior to its resignation would be included in its report), and (2) KPMG did not advise the Company that due to KPMG's resignation, or for any other reason, accounting issues have not been resolved to KPMG's satisfaction prior to its resignation.

     The Company has provided KPMG with a copy of this report and has requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein.

     The Company has not retained a new independent accountant as of the date of filing of this Form 8-K.

Item 5. OTHER EVENTS.

RESIGNATION OF INDEPENDENT DIRECTORS

     Messrs. David H. Elliott, Hadley C. Ford and Patrick J. McDonough, tendered their resignations from the Board of Directors of the Company, effective August 29, 2003. Messrs. Elliott, Ford and McDonough comprised all of the independent directors of the Company, and all of the members of the Audit Committee of the Board of Directors. Mr. McDonough was the Chairman of the Audit Committee. Mr. Elliott was the Chairman of the Compensation Committee of the Board. Mr. Ford was a member of the Compensation Committee of the Board and also served as Chairman of its Governance Committee. Neither Mr. Elliott, Mr. Ford, or McDonough resigned because of any disagreement with the Company on any matter.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 3, 2003

                                    ALPHASTAR INSURANCE GROUP LIMITED


                                    By:  /s/ Stephen A. Crane
                                       ---------------------------------
                                       Stephen A. Crane
                                       Chairman, President &
                                       Chief Executive Officer